                                                                      EXHIBIT 10


                     ALLETE EXECUTIVE ANNUAL INCENTIVE PLAN
                               2006 FORM OF AWARD




                            TARGET AWARD OPPORTUNITY
                            ------------------------


Base Salary                                                    $

       TIMES

Award Opportunity (percent of base salary)                     %
                                                               -----------
       EQUALS

Target Award                                                   $


                      PERFORMANCE LEVELS AND AWARD AMOUNTS
                      ------------------------------------
                                 PAYOUT AS PERCENT OF
    GOAL PERFORMANCE LEVEL          TARGET AWARD               AWARD AMOUNT
--------------------------------------------------------------------------------
Superior                                 200%                        $
--------------------------------------------------------------------------------
Target                                   100%                        $
--------------------------------------------------------------------------------
Threshold                                37.5%                       $
--------------------------------------------------------------------------------
Below Threshold                           0%                         $
--------------------------------------------------------------------------------

                                      GOALS
                                      -----
                                                                       GOAL
                                                                     WEIGHTING
FINANCIAL GOALS
                Net Income from Continuing Operations (NICO)           37.5%
                Operating Free Cash Flow (OFCF)                        37.5%

STRATEGIC NONFINANCIAL GOALS                                             25%
                                                                     -------
                                                                        100%